Exhibit 10.32

AMENDMENT NO. 2 TO

AIRCRAFT SUPPORT SERVICES AGREEMENT

This AMENDMENT NO. 2 TO THE AIRCRAFT SUPPORT SERVICES AGREEMENT (this “Amendment”) is entered into effective as of May 16, 2023, by and between MSG ENTERTAINMENT HOLDINGS, LLC, as successor-in-interest to MSG ENTERTAINMENT GROUP, LLC (f/k/a MSG SPORTS & ENTERTAINMENT, LLC), a Delaware limited liability company with an address at 2 Pennsylvania Plaza, New York, New York 10121 (“MSG”), on the one hand, and the following operators as follows: Charles F. Dolan, James L. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Patrick F. Dolan, Marianne Dolan Weber, and Kathleen M. Dolan, each an individual, with their address at c/o Dolan Family Office, LLC, 340 Crossways Park Drive, Woodbury, New York 11797 (each a “Client,” and collectively, “Client” or “Clients” as appropriate), on the other hand. Capitalized terms used but not defined elsewhere in this Amendment have the meanings assigned to them in the Aircraft Support Services Agreement, effective as of December 17, 2018, by and between Client and MSG (as amended, the “Aircraft Support Services Agreement”).

RECITALS

WHEREAS, James L. Dolan, an individual, and Sterling2K LLC, a New York limited liability company (“Sterling2K”), have entered into that certain Non-Exclusive Aircraft Dry Lease Agreement dated January 1, 2023, with respect to the Aircraft;

WHEREAS, Thomas C. Dolan and Sterling2K have terminated that certain Non-Exclusive Aircraft Dry Lease Agreement dated December 17, 2018, with respect to the Aircraft; and

WHEREAS, pursuant to Section 13.3 of the Aircraft Support Services Agreement, each Client and MSG desire to amend the Aircraft Support Services Agreement, to add James L. Dolan as a Client and a Party to the Aircraft Support Services Agreement and to remove Thomas C. Dolan as a Client and a Party to the Aircraft Support Services Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

AMENDMENT TO AIRCRAFT SUPPORT SERVICES AGREEMENT

Section 1.1. The MSG notice provision in Section IV of the Specific Terms of the Aircraft Support Services Agreement is hereby deleted and replaced in its entirety by:

To MSG:

MSG Entertainment Holdings, LLC

c/o Madison Square Garden Entertainment Corp.

2 Pennsylvania Plaza

New York, New York 10121

Attention: Guido Visconti

Email: Guido.Visconti@msg.com

with copies to (which shall not constitute notice):

MSG Entertainment Holdings, LLC

c/o Madison Square Garden Entertainment Corp.

7144 Republic Airport, Hangar 41

Farmingdale, New York 11735

Attention: Guido Visconti

Email: Guido.Visconti@msg.com

and

MSG Entertainment Holdings, LLC

c/o Madison Square Garden Entertainment Corp.

2 Pennsylvania Plaza

New York, New York 10121

Attn: General Counsel

Email: legalnotices@msg.com

ARTICLE II

ADDITION OF JAMES L. DOLAN AS A CLIENT

Section 2.1 Client and MSG hereby agree that, the Aircraft Support Services Agreement is hereby amended by adding James L. Dolan as a Client and as a Party to the Aircraft Support Services Agreement, and the Parties confirm and agree that, upon execution of this Amendment, James L. Dolan shall be a Party to the Aircraft Support Services Agreement as fully and with the same force and effect as if James L. Dolan had originally executed and delivered a counterpart thereof.

ARTICLE III

REMOVAL OF THOMAS C. DOLAN AS A CLIENT

Section 3.1 Client and MSG hereby agree that, the Aircraft Support Services Agreement is hereby amended by removing Thomas C. Dolan as a Client and as a Party to the Aircraft Support Services Agreement, and the Parties confirm and agree that, upon execution of this Amendment, Thomas C. Dolan shall be removed as a Party to the Aircraft Support Services Agreement. Furthermore, the Parties acknowledges that Thomas C. Dolan has satisfied all obligations under the Aircraft Support Services Agreement and shall have no further responsibilities or obligations, financial or otherwise, going forward.

ARTICLE IV

MISCELLANEOUS

Section 4.1. Except as expressly modified and superseded by this Amendment, the Aircraft Support Services Agreement shall continue to be in full force and effect in accordance with its terms. After the date of this Amendment, all references to the “Aircraft Support Services Agreement” or phrases with similar meaning shall refer to the Aircraft Support Services Agreement as amended by this Amendment.

Section 4.2. The provisions of Section 13.1, Section 13.3, Section 13.5 and Section 13.6 of the Aircraft Support Services Agreement shall apply mutatis mutandis to this Amendment.

[Signature page follows.]

MSG:

MSG ENTERTAINMENT HOLDINGS, LLC

By:	/s/ David F. Byrnes
Name:	David F. Byrnes
Title:	Executive Vice President & Chief Financial Officer

CLIENT:

CHARLES F. DOLAN

/s/ Charles F. Dolan

JAMES L. DOLAN

/s/ James L. Dolan

THOMAS C. DOLAN

/s/ Thomas C. Dolan

DEBORAH DOLAN-SWEENEY

/s/ Deborah Dolan-Sweeney

PATRICK F. DOLAN

/s/ Patrick F. Dolan

MARIANNE DOLAN WEBER

/s/ Marianne Dolan Weber

KATHLEEN M. DOLAN

/s/ Kathleen M. Dolan

[Signature Page to Amendment No. 2 to Aircraft Support Services Agreement]